                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

      [X] Preliminary Proxy Statement.

      [ ] Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

      [ ] Definitive Proxy Statement

      [ ] Definitive Additional Materials.

      [ ] Soliciting Material Pursuant to ss.240.14a-12

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       TORTOISE ENERGY CAPITAL CORPORATION
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1) and
0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                 [TORTOISE LOGO]

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       TORTOISE ENERGY CAPITAL CORPORATION
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-866-362-9331

                                January __, 2008

Dear Fellow Stockholder:

You are cordially  invited to attend the combined annual meeting of stockholders of each of Tortoise Energy Infrastructure  Corporation,  Tortoise Energy Capital
Corporation and Tortoise North American Energy Corporation (each a "Company" and collectively,  the "Companies") on Monday,  April 21, 2008 at 9:00 a.m., Central
Time, at The Doubletree Hotel, 10100 College Boulevard, Overland Park, KS 66210.

The matters  scheduled for consideration at the meeting for each Company are the election of one director of the  Company,  the grant of authority to the Company to sell its  common  shares  for less than net asset  value,  subject to certain conditions,  and the  ratification  of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending  November  30,  2008,  as more  fully  discussed  in the  enclosed  proxy statement.

Enclosed  with this  letter  are  answers  to  questions  you may have about the proposals,  the formal  notice of the meeting,  the  Companies'  combined  proxy statement,  which gives  detailed  information  about the proposals and why each
Company's  Board of  Directors  recommends  that you vote to approve each of the
Company's  proposals,  the  actual  proxy  for you to sign and  return,  and the applicable  Company's  Annual Report to  stockholders  for the fiscal year ended
November 30, 2007.  If you have any questions  about the enclosed  proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important.  Please complete, sign, and date the enclosed proxy card and  return it in the  enclosed  envelope.  This will  ensure  that your vote is counted, even if you cannot attend the meeting in person.

                                       Sincerely,

                                       David J. Schulte
                                       CEO and President

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       TORTOISE ENERGY CAPITAL CORPORATION
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                       ANSWERS TO SOME IMPORTANT QUESTIONS

Q.   WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

     A. This proxy contains three  proposals for each Company:  (i) the election of one  director to serve until the 2011 Annual  Stockholder  Meeting;  (ii) the grant of  authority  to the Company to sell its common  shares for less than net asset value, subject to certain conditions;  and (iii) the ratification of Ernst
& Young LLP as the Company's  independent  registered  public  accounting  firm.
Stockholders  of the  Company  may also  transact  such  other  business  as may properly come before the meeting.

Q.   HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

     A. The Board of Directors of each Company  unanimously  recommends that you vote "FOR" all proposals on the enclosed proxy card.

Q.   HOW CAN I VOTE?

     A. You can vote by completing,  signing and dating your proxy,  and mailing it in the  enclosed  envelope.  You also may vote in  person  if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote by mail.  That will  ensure  that your vote is counted  should your plans change.

        This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
                   read the entire Proxy Statement carefully.

                   If you have questions, call 1-866-362-9331.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       TORTOISE ENERGY CAPITAL CORPORATION
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-866-362-9331

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:    Tortoise Energy Infrastructure Corporation
                           Tortoise Energy Capital Corporation
                           Tortoise North American Energy Corporation:

NOTICE IS HEREBY  GIVEN that the  combined  Annual  Meeting of  Stockholders  of
Tortoise Energy Infrastructure Corporation,  Tortoise Energy Capital Corporation
and Tortoise  North American  Energy  Corporation,  each a Maryland  corporation
(each a "Company" and, collectively,  the "Companies"),  will be held on Monday,
April 21, 2008 at 9:00 a.m. Central Time at The Doubletree Hotel,  10100 College
Boulevard, Overland Park, KS 66210 for the following purposes:

     1.  For all Companies: To elect one director of the Company, to hold office for a term of three years and until his  successor  is duly elected and qualified;

     2.  For all  Companies:  To grant the  Company  the  authority  to sell its common  shares  for less  than net  asset  value,  subject  to  certain conditions; and

     3.  For all Companies:  To ratify the selection of Ernst & Young LLP as the independent  registered  public  accounting firm of the Company for its fiscal year ending November 30, 2008.

The foregoing  items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders may also transact any other business that properly comes before the meeting.

Stockholders  of record as of the close of  business  on  January  22,  2008 are entitled  to  notice  of and to  vote at the  meeting  (or  any  adjournment  or postponement of the meeting).

                             By Order of the Board of Directors of each Company,

                             Connie J. Savage
                             Secretary
January __, 2008
Overland Park, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete,  date, sign and return
the   enclosed   proxy  as   promptly  as  possible  in  order  to  ensure  your
representation  at the meeting.  A return  envelope (which postage is prepaid if mailed in the United  States) is  enclosed  for that  purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee  and you wish to vote at the  meeting,  you must  obtain from the record holder a proxy issued in your name.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       TORTOISE ENERGY CAPITAL CORPORATION
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-866-362-9331

                            COMBINED PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 2008

     This  combined  proxy  statement  is  being  sent to you by the  Boards  of
Directors of each of Tortoise Energy Infrastructure Corporation, Tortoise Energy
Capital  Corporation  and Tortoise North  American  Energy  Corporation  (each a
"Company" and  collectively,  the  "Companies").  The Board of Directors of each
Company is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of  stockholders  called to be held on April 21,  2008.  The Board of Directors of each Company has fixed the close of business on January 22, 2008 as the record date (the "record date")
for the  determination of stockholders  entitled to notice of and to vote at the meeting  and at any  adjournment  thereof  as set forth in this  combined  proxy statement.  This  combined  proxy  statement  and  the  enclosed  proxy  and the applicable  Company's  Annual Report for the fiscal year ended November 30, 2007 are first being mailed to stockholders on or about January ___, 2008.

     Each Company's  reports can be accessed  through its link on its investment advisor's website  (www.tortoiseadvisors.com)  or on the Securities and Exchange
Commission's ("SEC") website (www.sec.gov).

                                       6

     This  combined  proxy  statement  sets  forth  the  information  that  each
Company's  stockholders  should know in order to evaluate  each of the following proposals.  The  following  table  presents a summary of the  proposals for each
Company  and the class of  stockholders  of the  Company  being  solicited  with respect to each proposal.

Proposal (For Each Company)                    Class of Stockholders of Each Company Entitled to Vote

1. To elect the following individual
   as director for a term of three years:

        Conrad S. Ciccotello                   Common Stockholders and Preferred Stockholders, voting as
                                               a single class

2. To grant the Company the authority to       Common Stockholders and Preferred Stockholders, voting as
   sell its common shares for less than        a single class
   net asset value, subject to certain
   conditions

3. To ratify the selection of Ernst & Young    Common Stockholders and Preferred Stockholders, voting as
   LLP as the independent registered public    a single class
   accounting firm of the Company for the
   fiscal year ending November 30, 2008

                                  PROPOSAL ONE

                            ELECTION OF ONE DIRECTOR

     The Board of  Directors  of each Company  unanimously  nominated  Conrad S.
Ciccotello,   following  a  recommendation  by  the  Nominating  and  Governance
Committee  of each  Company,  for  election as director at the  combined  annual meeting of stockholders of the Companies. Mr. Ciccotello is currently a director of each of the Companies,  has consented to be named in this proxy statement and has agreed to serve if elected.  None of the Companies has any reason to believe that Mr. Ciccotello will be unavailable to serve.

     The  persons  named on the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed)  "FOR" the election of Mr.  Ciccotello as director  of each  Company.  Currently,  each  Company  has five  directors.  In accordance with each Company's Articles of Incorporation, its Board of Directors
is divided  into three  classes of  approximately  equal size.  The terms of the directors of the different classes are staggered. With respect to each Company's
Board of Directors, the terms of Terry C. Matlack and Charles E. Heath expire at the 2009 annual  meeting of  stockholders  of that  Company and the terms of Mr.
Birzer  and  Mr.  Graham  expire  on the  date of the  2010  annual  meeting  of stockholders of that Company.  Pursuant to the terms of each Company's preferred shares,  the preferred  stockholders of that Company have the exclusive right to elect two  directors  to the  Company's  Board.  The Board of each  Company  has
designated   Mr.   Matlack  and  Mr.  Graham  as  the  directors  the  preferred stockholders of that Company shall have the right to elect.

     On this  proposal,  each Company's  holders of preferred  shares and common shares will vote together as a single class on the election of Mr. Ciccotello as director of that Company. Stockholders do not have cumulative voting rights.

     With respect to each Company,  if elected,  Mr. Ciccotello will hold office until the 2011 annual  meeting of  stockholders  of each Company and until their successors are duly elected and qualified.  If Mr. Ciccotello is unable to serve because of an event not now  anticipated,  the persons named as proxies may vote for another person designated by the Company's Board of Directors.

                                       7

     The following  table sets forth each Board  member's name, age and address;
position(s) with the Companies and length of time served;  principal  occupation during the past five years;  the number of  portfolios  in the Fund Complex that each Board member oversees;  and other public company directorships held by each
Board member.  The Investment  Company Act of 1940, as amended (the "1940 Act"), requires the term "Fund Complex" to be defined to include registered  investment
companies  advised  by  the  Company's  investment  advisor,   Tortoise  Capital
Advisors, L.L.C. (the "Advisor"),  and, as a result, as of January __, 2008, the
Fund  Complex  included  Tortoise  Energy  Infrastructure  Corporation  ("TYG"),
Tortoise  Energy Capital  Corporation  ("TYY"),  Tortoise North American  Energy
Corporation ("TYN"),  Tortoise Capital Resources  Corporation ("TTO"),  Tortoise
Total Return Fund, LLC ("TTRF"),  Tortoise Gas and Oil  Corporation  ("TGO") and
Tortoise  Power and Energy  Income  Company  ("TPZ").  TPZ has  registered as an investment company but not yet commenced operations.

                    NOMINEE FOR DIRECTOR WHO IS INDEPENDENT:

                                                                                          Number of      Other Public
                                 Positions(s) Held                                      Portfolios in       Company
                                 With Each Company                                      Fund Complex     Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
    Name, Age and Address           Time Served           During Past Five Years           Director         Director
    ----------------------       -----------------        ----------------------       ---------------- ------------
Conrad S. Ciccotello, 47        Director of each      Tenured Associate Professor of        Seven            None
10801 Mastin Blvd.              Company since its     Risk Management and Insurance,
Suite 222                       inception (TYG        Robinson College of Business,
Overland Park, KS 66210         inception in 2003;    Georgia State University
                                TYY and TYN           (faculty member since 1999);
                                inception in 2005);   Director of Graduate Personal
                                Director of each of   Financial Planning Programs.
                                TTO, TTRF, TGO and    Formerly  Editor, Financial
                                TPZ since its         Services Review (2001-2007)
                                inception (TTO        (an academic journal dedicated
                                inception in 2005;    to the study of individual
                                TTRF, TGO and TPZ     financial management).
                                inception in 2007).   Formerly, faculty member,
                                                      Pennsylvania State University
                                                      (1997-1999).

                                       8

                    REMAINING DIRECTORS WHO ARE INDEPENDENT:
                                                                                          Number of      Other Public
                                 Positions(s) Held                                      Portfolios in       Company
                                 With Each Company                                      Fund Complex     Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
    Name, Age and Address           Time Served           During Past Five Years           Director         Director
    ----------------------       -----------------        ----------------------       ---------------- ------------
John R. Graham, 62              Director of each      Executive-in-Residence and            Seven       Kansas State
10801 Mastin Blvd.              Company since its     Professor of Finance                              Bank
Suite 222                       inception; Director   (Part-time), College of
Overland Park, KS 66210         of each of TTO,       Business Administration,
                                TTRF, TGO and TPZ     Kansas State University (has
                                since its inception.  served as a professor or
                                                      adjunct professor since
                                                      1970); Chairman of the
                                                      Board, President and CEO,
                                                      Graham Capital Management,
                                                      Inc. (primarily a real
                                                      estate development,
                                                      investment and venture
                                                      capital company) and Owner
                                                      of  Graham Ventures (a
                                                      business services and
                                                      venture capital firm);
                                                      Part-time Vice President
                                                      Investments, FB Capital
                                                      Management, Inc. (a
                                                      registered investment
                                                      adviser), since 2007.
                                                      Formerly, CEO, Kansas Farm
                                                      Bureau Financial Services,
                                                      including seven affiliated
                                                      insurance or financial
                                                      service companies
                                                      (1979-2000).

Charles E. Heath, 65            Director of each      Retired in 1999.  Formerly,           Seven            None
10801 Mastin Blvd.              Company since its     Chief Investment Officer, GE
Suite 222                       inception; Director   Capital's Employers
Overland Park, KS 66210         of each of TTO,       Reinsurance Corporation
                                TTRF, TGO and TPZ     (1989-1999); Chartered
                                its inception.        Financial Analyst ("CFA")
                                                      designation

                                       9

                 REMAINING DIRECTOR WHO IS AN INTERESTED PERSON:

                                                                                          Number of      Other Public
                                 Positions(s) Held                                      Portfolios in       Company
                                 With Each Company                                      Fund Complex     Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
    Name, Age and Address           Time Served           During Past Five Years           Director         Director
    ----------------------       -----------------        ----------------------       ---------------- ------------
H. Kevin Birzer*,48             Director and          Managing Director of the              Seven            None
10801 Mastin Blvd.              Chairman of the       Advisor since 2002; Partner,
Suite 222                       Board of each         Fountain Capital Management,
Overland Park, KS 66210         Company since its     L.L.C. ("Fountain Capital"), a
                                inception; Director   registered investment advisor
                                and Chairman of the   (1990 - present). Formerly,
                                Board of each of      Vice President, Corporate
                                TTO, TTRF, TGO and    Finance Department, Drexel
                                TPZ since its         Burnham Lambert (1986-1989);
                                inception             and Vice President, F. Martin
                                                      Koenig & Co. (1983- 1986).

Terry C. Matlack*, 51           Director and Chief    Managing Director of the              Seven            None
10801 Mastin Blvd.              Financial Officer     Advisor since 2002; Full-time
Suite 222                       of each Company,      Managing Director, Kansas City
Overland Park, KS 66210         and of each of TTO,   Equity Partners LC ("KCEP"), a
                                TTRF, TGO and TPZ,    private equity firm (2001-
                                since its             2002). Formerly, President,
                                inception;            GreenStreet Capital (1995 -
                                Assistant Treasurer   2001); CFA designation since
                                of each Company       1985
                                since November
                                2005; Assistant
                                Treasurer of each
                                of TTO, TTRF, TGO
                                and TPZ since its
                                inception;
                                Treasurer of each
                                Company from its
                                inception to
                                November 2005;
                                Chief Compliance
                                Officer of each
                                Company and of TTO
                                from its inception
                                through May 2006

*Mr.  Birzer  and  Mr.  Matlack,  as  principals  of the  Advisor,  are  each an
"interested person" of each Company, as that term is defined in Section 2(a)(19)
of the 1940 Act.

     Officers.  Mr. Birzer is the Chairman of the Board of each Company, and Mr.
Matlack is the Chief Financial Officer and Assistant  Treasurer of each Company.
The preceding tables give more information about Mr. Birzer and Mr. Matlack. The following  table  sets  forth  each  other  officer's  name,  age  and  address;
position(s)  held  with  each  Company  and  length  of time  served;  principal occupation  during the past five  years;  the number of  portfolios  in the Fund
Complex overseen by each officer;  and other directorships held by each officer.
Each  officer  serves until his  successor is chosen and  qualified or until his resignation  or removal.  As  principals  of the Advisor,  each of the following officers are

                                       10

"interested  persons"  of each  Company,  as that  term is  defined  in  Section
2(a)(19) of the 1940 Act. Additionally, each of the following officers serves as an officer of TTO, TTRF, TGO and TPZ.

                                                                                         Number of      Other Public
                                 Position(s) Held                                      Portfolios in       Company
                                 With Each Company                                     Fund Complex     Directorships
                                   and Length of          Principal Occupation          Overseen by        Held by
     Name, Age and Address          Time Served          During Past Five Years           Officer          Officer
     ---------------------       -----------------       ----------------------       ---------------  -----------
David J. Schulte, 46            President and        Managing Director of the              Seven            None
10801 Mastin Blvd.,             Chief Executive      Advisor since 2002; Full-time
Suite 222                       Officer of each      Managing Director, KCEP
Overland Park, KS 66210         Company, and each    (1993-2002); CFA designation
                                of TTRF, TGO and     since 1992
                                TPZ since its
                                inception; Chief
                                Executive Officer
                                of TTO since its
                                inception; President
                                of TTO from its
                                inception to April
                                2007

Zachary A. Hamel, 42            Senior Vice          Managing Director of the              Seven            None
10801 Mastin Blvd.,             President of each    Advisor since 2002; Partner,
Suite 222                       of TYY, TTO, TTRF,   Fountain Capital
Overland Park, KS 66210         TGO and TPZ since    (1997-present).
                                its inception and
                                of each of TYG and
                                TYN since April
                                2007; Secretary of
                                each Company and of
                                TTO from its
                                inception to April
                                2007; Vice President
                                of TYG and TYN from
                                its inception to
                                April 2007

                                       11

                                                                                         Number of
                                                                                       Portfolios in    Other Public
                                 Position(s) Held                                      Fund Complex        Company
                                 With Each Company                                      Overseen by     Directorships
                                   and Length of          Principal Occupation            Officer          Held by
  Name, Age and Address            Time Served           During Past Five Years                            Officer
  ---------------------         -----------------        ----------------------       ---------------  -----------
Kenneth P. Malvey, 42           Treasurer of each    Managing Director of the              Seven            None
10801 Mastin Blvd.,             Company since        Advisor since 2002; Partner,
Suite 222                       November 2005, and   Fountain Capital
Overland Park, KS 66210         of each of TTO,      (2002-present).  Formerly,
                                TTRF, TGO and TPZ    Investment Risk Manager and
                                since its            member of the Global Office of
                                inception; Senior    Investments, GE Capital's
                                Vice President of    Employers Reinsurance
                                TYY and TTO since    Corporation (1996 - 2002).
                                2005, of each of
                                TYG and TYN since
                                April 2007, and of
                                each of TTRF, TGO
                                and TPZ since its
                                inception;
                                Assistant
                                Treasurer of each
                                Company from its
                                inception to
                                November 2005

     Committees of the Board of  Directors.  Each  Company's  Board of Directors
currently  has four standing  committees:  the  Executive  Committee,  the Audit
Committee, the Nominating and Governance Committee and the Compliance Committee.
Currently, all of the non-interested directors,  Messrs. Ciccotello,  Graham and
Heath,  are the only members of each Company's Audit  Committee,  Nominating and
Governance  Committee  and  Compliance   Committee.   Each  Company's  Executive
Committee currently consists of Mr. Birzer and Mr. Matlack.

     •    Executive Committee.  Each Company's Executive Committee has authority to  exercise  the  powers of the Board (i) where  assembling  the full
          Board in a timely manner is  impracticable,  (ii) to address emergency
          matters,   or  (iii)  to  address  matters  of  an  administrative  or
          ministerial  nature.   Messrs.  Birzer  and  Matlack  are  "interested
          persons"  of each  Company as defined by Section  2(a)(19) of the 1940
          Act.

     •    Audit  Committee.  Each Company's  Audit  Committee was established in accordance with Section  3(a)(58)(A) of the Securities Exchange Act of
          1934, as amended (the  "Exchange  Act"),  and operates under a written charter  adopted and approved by the Board, a current copy of which is
          available   at  the   Company's   link   on  the   Advisor's   website
          (www.tortoiseadvisors.com).   The   Audit   Committee   approves   and
          recommends to the Board the selection, retention or termination of the independent  registered public accounting firm ("auditors");  approves services  to be  rendered  by the  auditors;  monitors  the  auditors'
          performance;  reviews the results of the Company's  audit;  determines whether to recommend to the Board that the Company's audited financial statements be included in the Company's Annual Report; and responds to other matters as outlined in the Audit Committee  Charter.  Each Audit
          Committee  member is "independent" as defined under the applicable New
          York  Stock  Exchange  listing  standards,  and none  are  "interested persons" of the Company as defined in the 1940 Act.

                                       12

     •    Nominating and Governance  Committee.  Each  Nominating and Governance
          Committee  member is "independent" as defined under the New York Stock
          Exchange listing standards,  and none are "interested  persons" of the
          Company  as  defined  in the 1940 Act Each  Company's  Nominating  and
          Governance  Committee  operates  under a written  charter  adopted and approved by the Board,  a current  copy of which is  available  at the
          Company's  link on the Advisor's  website  (www.tortoiseadvisors.com).
          The Nominating and Governance  Committee:  (i) identifies  individuals qualified  to become  Board  members and  recommends  to the Board the director  nominees for the next annual meeting of stockholders  and to fill any  vacancies;  (ii) monitors the  structure  and  membership of
          Board  committees and  recommends to the Board  director  nominees for each  committee;  (iii)  reviews  issues and  developments  related to corporate  governance  issues and develops and recommends to the Board
          corporate  governance   guidelines  and  procedures,   to  the  extent
          necessary  or  desirable;  (iv) has the sole  authority  to retain and terminate any search firm used to identify director  candidates and to approve the search firm's fees and other  retention  terms,  though it has yet to  exercise  such  authority;  and (v) may not  delegate  its authority.  The  Nominating  and  Governance  Committee  will consider stockholder  recommendations  for nominees for membership to the Board so long as such  recommendations  are  made  in  accordance  with  the
          Company's Bylaws.  Nominees  recommended by stockholders in compliance with the Bylaws of the Company  will be evaluated on the same basis as other nominees considered by the Nominating and Governance  Committee.
          Stockholders should see "Stockholder Proposals and Nominations for the
          2009 Annual Meeting" below for information  relating to the submission by stockholders of nominees and matters for consideration at a meeting of the  Company's  stockholders.  Each  Company's  Bylaws  require all directors  and nominees for  directors  (1) to be at least 21 years of age  and  have  substantial  expertise,  experience  or  relationships relevant  to the  business  of the  Company and (2) to have a master's degree in economics,  finance,  business administration or accounting, to have a  graduate  professional  degree  in law  from an  accredited university  or college in the United States or the  equivalent  degree from an equivalent  institution of higher learning in another country, or to  have a  certification  as a  public  accountant  in the  United
          States,  or be deemed an "audit  committee  financial  expert" as such term is defined in item 401 of Regulation  S-K as  promulgated  by the
          SEC, or to be a current  director of the Company.  The  Nominating and
          Governance  Committee  has the  sole  discretion  to  determine  if an individual satisfies the foregoing qualifications.

     •    Compliance  Committee.  Each Company formed this committee in December
          2005. Each committee  member is "independent" as defined under the New
          York  Stock  Exchange  listing  standards,  and none  are  "interested persons"  of the  Company as defined in the 1940 Act.  Each  Company's
          Compliance  Committee  operates  under a written  charter  adopted and approved by the Board. The committee reviews and assesses management's compliance with applicable  securities  laws,  rules and  regulations;
          monitors  compliance  with the Company's  Code of Ethics;  and handles other matters as the Board or committee chair deems appropriate.

     None of the Companies currently has a standing compensation committee. None of the Companies  have any  employees  and the New York Stock  Exchange does not require  boards of directors of registered  closed-end  funds to have a standing compensation committee.

                                       13

     The following  table shows the number of Board and committee  meetings held during the fiscal year ended November 30, 2007 for each Company:

                                             TYG          TYY           TYN
     Board of Directors                       9            9             7
     Executive Committee                      6            3             0
     Audit Committee                          2            2             2
     Nominating and Governance Committee      3            3             3
     Compliance Committee                     1            1             1

     During the 2007 fiscal year,  for each Company,  all directors  attended at least 75% of the  aggregate of (1) the total number of meetings of the Board and
(2) the total number of meetings  held by all  committees  of the Board on which they  served.  None of the  Companies  has a policy with respect to Board member attendance at annual meetings. All of the directors of each Company attended the
Company's 2007 annual meeting.

     Director and Officer Compensation. None of the Companies compensates any of its directors who are interested persons nor any of its officers.  The following table sets forth certain  information with respect to the  compensation  paid by each  Company  and the Fund  Complex  during  fiscal 2007 to each of the current directors  for their  services  as a  director.  None of the  Companies  has any retirement or pension plans.

                                                                      Pension or
                                                                      Retirement                         Total
                                                                       Benefits                       Compensation
                                                                      Accrued as      Estimated     from Company and
                                            Aggregate                  Part of          Annual        Fund Complex
       Name of Person,                  Compensation from              Company      Benefits Upon        Paid to
          Position                         Company (1)                 Expenses       Retirement      Directors (2)
          --------                         -----------                 --------       ----------      -------------
                                  TYG          TYY         TYN
Independent Persons
Conrad S. Ciccotello            $41,000      $41,000     $27,000          $0              $0            $146,000
John R. Graham                  $35,000      $35,000     $22,000          $0              $0            $126,000
Charles E. Heath                $37,000      $37,000     $24,000          $0              $0            $134,000
---------------------------
(1) No amounts have been  deferred  for any of the persons  listed in the table.
(2) Fund Complex  includes the seven  companies - TYG, TYY, TYN. TTO,  TTRF, TGO and TPZ.

     Required Vote. With respect to each Company, Mr. Ciccotello will be elected by the vote of a  plurality  of all common and  preferred  shares of the Company present at the meeting,  in person or by proxy.  A vote by  plurality  means the nominee  for  each  Company  with  the  highest  number  of  affirmative  votes, regardless of the votes withheld for that candidate, will be elected. Therefore, with respect to each Company,  withheld votes and broker non-votes, if any, will not be counted  towards the  achievement  of a  plurality.  With respect to each
Company,  each common share and each preferred  share is entitled to one vote in the election of Mr. Ciccotello.

BOARD RECOMMENDATION

     THE BOARD OF  DIRECTORS  OF EACH COMPANY  UNANIMOUSLY  RECOMMENDS  THAT THE
COMMON AND PREFERRED  STOCKHOLDERS OF THAT COMPANY VOTE "FOR" MR.  CICCOTELLO AS
DIRECTOR.

                                       14

                                  PROPOSAL TWO

                         APPROVAL TO SELL COMMON SHARES
                              BELOW NET ASSET VALUE

     Under the 1940 Act,  each  Company  may sell  common  shares in  subsequent offerings  and invest the  proceeds  from such  subsequent  public  offerings in accordance with its investment objectives,  so long as the net sale price to the
Company  (after  deduction  of  underwriting  fees,   commissions  and  offering
expenses)  is at least equal to the net asset value per share (the "NAV") of its common  shares.  Additionally,  the 1940 Act  permits  each  Company to sell its common  shares  below  NAV  with  the  consent  of  a  majority  of  its  common stockholders  or under  certain  other  circumstances.  Each  Company is seeking approval  of this  proposal  so that it may,  in one or more  public or  private offerings of its common stock,  sell shares of its common stock at a price below its then current NAV per share,  subject to certain conditions  discussed below.
If approved for a Company,  the  authorization  would be effective  for a period expiring on the date of the Company's 2009 Annual Meeting of Stockholders, which is expected to be held in April 2009.

     The Board of Directors of each Company believes that the Company having the ability to issue its common shares below NAV in certain  instances  will benefit all of  that  Company's  stockholders.  Each  Company  expects  that  it will be periodically  presented with attractive  opportunities to acquire  securities of
United States  master  limited  partnerships  ("MLPs") (or, with respect to TYN,
Canadian  royalty  trusts or income trusts) that require the Company to make its investment commitment quickly. Because each Company generally attempts to remain fully  invested  and does not intend to maintain  cash for the purpose of making these  investments,  the  Company  may be unable  to  capitalize  on  investment opportunities presented to it unless it quickly raises capital. The market value of each Company's common shares,  however,  may periodically fall below its NAV, which is not  uncommon  for  closed-end  funds  such as the  Companies.  If this happens,  absent the approval of this proposal,  the Company will not be able to effectively  access capital markets to enable it to take advantage of attractive investment  opportunities.  The Board of  Directors of each Company has approved submitting this proposal to the Company's stockholders for their approval.

     The  following  table  sets forth a  comparison  as of the last day of each
Company's fiscal quarter each Company's NAV per share and the comparable closing price of the Company's common stock, as reported on the New York Stock Exchange.

                                   TYG (1)                     TYY (1)                     TYN (1)
                                          Closing                    Closing                     Closing
                              NAV          Price          NAV         Price          NAV          Price
November 30, 2007          $32.96         $32.46        $27.84       $25.47         $27.25       $23.10
August 31, 2007            $34.63         $39.52        $29.18       $30.00         $26.94       $24.97
May 31, 2007               $38.73         $42.12        $31.94       $30.15         $29.56       $26.91
February 28, 2007          $34.83         $36.38        $29.28       $29.11         $25.28       $23.02
November 30, 2006          $31.82         $36.13        $26.79       $26.50         $23.70       $22.38
August 31, 2006            $29.59         $30.62        $25.16       $23.60         $26.29       $23.31
May 31, 2006               $28.91         $28.75        $24.38       $22.40         $25.44       $21.90
February 28, 2006          $27.55         $29.42        $23.36       $22.90         $25.03       $22.73
November 30, 2005          $27.12         $28.72        $23.23       $22.09         $23.95       $25.00
August 31, 2005            $29.16         $32.10        $23.98       $25.12            N/A          N/A
May 31, 2005               $27.75         $28.33        $23.79       $24.69            N/A          N/A
February 28, 2005          $28.37         $29.44           N/A          N/A            N/A          N/A
November 30, 2004          $26.53         $27.06           N/A          N/A            N/A          N/A
August 31, 2004            $24.38         $25.06           N/A          N/A            N/A          N/A
May 28, 2004               $22.67         $24.20           N/A          N/A            N/A          N/A

(1) TYG began trading on the NYSE on February 25, 2004; TYY began trading on the
NYSE on May 26, 2005; and TYN began trading on the NYSE on October 27, 2005.

                                       15

     Approval  of this  proposal  for a  Company  would  give that  Company  the opportunity to raise cash and purchase  attractively  priced  securities even if the net sale price to that  Company of its common  shares is below NAV.  None of the Companies anticipates selling common shares below NAV unless the Company has identified  attractive  near term investment  opportunities  that the directors, including a majority  of  disinterested  directors,  as defined in the 1940 Act,
reasonably   believe   will  lead  to  a  long-term   increase  in   stockholder
distributions. The Boards of Directors of each Company will evaluate whether the sale of common shares below NAV achieved the intended results.  Further,  to the extent a  Company  issues  common  shares  below  NAV in a  publicly  registered transaction, the market capitalization and number of publicly tradable shares of that Company will  increase,  thus  affording  all common  stockholders  greater liquidity.  To the  extent  a  Company  issues  shares  below  NAV in a  private transaction,  the per share price will be the fair market value as determined by the Company's Board of Directors.

     Upon stockholder approval, a Company will only sell common shares below NAV if all of the following conditions are met:

     1. The per share offering price,  before  deduction of  underwriting  fees, commissions  and offering  expenses,  will not be less than the NAV per share of the Company's  common stock,  as determined at any time within two business days prior to the pricing of the common stock to be sold in the offering.

     2. Immediately  following each offering,  after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company's common stock,  as  determined at any time within two business days prior to the pricing of the common  stock to be sold,  would not have been  diluted by greater than a total of 1% of the NAV per share of all outstanding  common stock as a result of such  offering.  The Company  will not be subject to a maximum  number of shares that can be sold, a defined minimum sales price per share in any offering,  or a maximum  number of offerings it can make so long as for each offering the number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of the Company's  common stock in excess of the 1% limitation described above.

     3. A majority of the Company's independent directors makes a determination, based on information and a recommendation from the Advisor, that they reasonably expect that the  investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.

     As discussed below under the caption "More  Information About the Meeting -
Investment  Advisory  Agreement,"  with respect to each Company,  the Advisor is paid a fee based upon the Company's  average  monthly Managed Assets (as defined below).  Therefore,  the Advisor's interest in determining  whether to recommend that a Company  issue common shares below NAV may conflict with the interests of the  Company  and its  stockholders.  The  Advisor  is  controlled  directly  or indirectly by officers and the two interested  directors of each Company,  among others.  For that  reason,  any  issuance of shares at a price below NAV must be approved by a majority of the disinterested directors.

     Before  voting on this  proposal  or  giving  proxies  with  regard to this matter,  common stockholders should consider the potentially  dilutive effect of the issuance of shares of the Company's  common stock at less than NAV per share on the NAV per outstanding  share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution of the NAV per outstanding share to existing  common  stockholders  of as much as 1%. There is a connection between  common  share sale price and NAV  because  when stock is sold at a sale price below NAV per share,  the resulting  increase in the number of outstanding shares is not accompanied by a  proportionate  increase in the net assets of the
Company.  Common  stockholders of a Company should also consider that holders of the  Company's  common stock have no  subscription,  preferential  or preemptive rights  to  acquire  additional  shares  of  the  common  stock  proposed  to be authorized  for  issuance,  and thus any future  issuance  of common  stock will dilute such  stockholders'  holdings of common stock as a  percentage  of shares outstanding to the extent

                                       16

stockholders do not purchase sufficient shares in the offering to maintain their percentage interest. Further, if current stockholders of a Company either do not purchase  any shares in an offering  conducted by the Company or do not purchase sufficient  shares  in the  offering  to  maintain  their  percentage  interest, regardless  of whether  such  offering is above or below the then  current  NAV, their voting power will be diluted. Common stockholders should also consider the impact that issuances of shares of common stock below NAV have on each Company's expense ratio. In general, assuming that a fund's expenses consist of both fixed and variable  costs,  any time the fund issues  shares the expense  ratio should decrease because the fixed costs are spread over a larger amount of assets. If a
Company issues shares of common stock below NAV,  assuming its expenses  consist of both fixed and variable  costs,  the Company's  expense ratio will  decrease;
however,  it will not  decrease  as much as it would  have had the  shares  been issued at NAV.

     Required Vote. For each Company,  the proposal must be approved by both (a)
the affirmative vote of a majority of all common  stockholders of record,  as of the record date, and (b) the  affirmative  vote of a majority of the votes cast, in person or by proxy,  at the  meeting by the  holders of common  stock and the holders of preferred stock, voting together as a single class. If both approvals are not obtained, the proposal will not pass.

     Solely for the purpose of  determining  whether a majority of the number of common stockholders of record of a Company approved the proposal,  the number of common  shares  held by any single  stockholder  will not be  relevant.  For the purpose of determining  whether a majority of the number of common  stockholders of record of a Company approved the proposal,  abstentions and broker non-votes, if any,  recorded by record  owners  will have the effect of a vote  against the proposal.

     With  respect to each  Company,  solely  for the  purposes  of  determining whether a majority of the votes cast by the common  stockholders  and  preferred stockholders  voting  together as a single class  approved this  proposal,  each common share and each preferred  share is entitled to one vote, and  abstentions and broker  non-votes  will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY UNANIMOUSLY  RECOMMENDS THAT STOCKHOLDERS
OF THE COMPANY  VOTE "FOR" THE  PROPOSAL TO ALLOW THE COMPANY TO SELL ITS COMMON
SHARES BELOW NET ASSET VALUE.

                                 PROPOSAL THREE

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors of each Company  recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP ("E&Y") as the independent registered certified public accountants  ("independent  auditors"), to audit the accounts of the Company for the fiscal year  ending  November  30,  2008.  E&Y's selection was approved by each  Company's  Audit  Committee at a meeting held on
____________,  2008. Their selection also was ratified and approved by the vote, cast in person,  of a majority of the  directors  of each  Company,  including a majority of the directors who are not "interested persons" of the Company within the  meaning of the 1940 Act,  and who are  "independent"  as defined in the New
York Stock Exchange listing standards, at a meeting held on _____________, 2008.

     E&Y has audited the  financial  statements  of each Company  since prior to each Company's  commencement of business (TYG in February 2004; TYY in May 2005;
and TYN in October 2005) and does not have any direct financial  interest or any material indirect financial  interest in any of the

                                       17

Companies.  A  representative  of E&Y is expected to be available at the meeting and to have the  opportunity  to make a  statement  and  respond to  appropriate questions from the stockholders. Each Company's Audit Committee meets twice each year with  representatives  of E&Y to  discuss  the  scope of their  engagement, review  the  financial  statements  of the  Company  and the  results  of  their examination.

     Required Vote. E&Y will be ratified as a Company's  independent  registered public  accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy,  at the  meeting by the  holders of common  stock and the holders of preferred stock,  voting together as a single class.  With respect to each Company, each common share and each preferred share is entitled to one vote on this  proposal.  For the  purposes  of the  vote on this  proposal  for  each
Company,  abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of each Company reviews the Company's  annual financial statements with both management and the independent auditors.

     [The Audit Committee of each Company,  in discharging  its duties,  has met with and has held  discussions  with  management  and the Company's  independent auditors.  Each  Company's  Audit  Committee  has  reviewed  and  discussed  the
Company's  audited  financial  statements for the fiscal year ended November 30,
2007  with  management.  Management  of  each  Company  has  represented  to the independent  auditors that the Company's  financial  statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee of each Company has also discussed with the independent auditors  the matters  required to be  discussed  by the  Statement  on Auditing
Standards  No.  61  (Communications  with  Audit  Committees).  The  independent auditors provided to each Company's Audit Committee the written  disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence
Discussions with Audit Committees), and each Company's Audit Committee discussed with  representatives of the independent auditors their firm's independence with respect to that Company.

     With respect to each  Company,  based on the Audit  Committee's  review and discussions with management and the independent auditors, the representations of management and the reports of the  independent  auditors to the  committee,  the
Audit  Committee  recommended  that the  Board  include  the  audited  financial statements in the Company's Annual Report for filing with the SEC.

                                       The Audit Committee of each Company

                                       Conrad S. Ciccotello (Chairman)
                                       Charles E. Heath
                                       John R. Graham]

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On ______________, 2008, each Company's Audit Committee selected E&Y as the independent  registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2008. E&Y is registered with the Public Company Accounting Oversight Board.

                                       18

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                FEES AND SERVICES

     The  following  table sets forth the  approximate  amounts of the aggregate fees billed to each  Company for the fiscal  years ended  November  30, 2007 and
2006 by E&Y, respectively:

                                           TYG                          TYY                          TYN
                                 -------------------------    -------------------------    -------------------------
                                    2007         2006            2007         2006            2007         2006
                                    ----         ----            ----         ----            ----         ----
Audit Fees(1)                   $238,000      $160,000        $ 155,000     $144,000        $  76,000      $137,000
Audit-Related Fees(2)           $ 42,000      $ 17,000        $  24,000     $ 36,000        $  15,000      $ 35,000
Tax Fees(3)                     $ 92,000      $ 81,000        $  73,000     $ 42,000        $  34,000      $ 43,000
All Other Fees                         -             -                -            -                -             -
Aggregate Non-Audit Fees        $134,000      $ 98,000        $  97,000     $ 78,000        $  49,000      $ 78,000

-------------------------------

1.   For  professional  services  rendered  with  respect  to the  audit of each
     Company's  financial  statements and the review of each Company's statutory and regulatory filings with the SEC.

2.   For  professional  services  rendered  with  respect to  assurance  related services  in  connection  with each  Company's  compliance  with its rating agency guidelines.

3.   For professional services for tax compliance, tax advice and tax planning.

     The Audit  Committee  of each  Company  adopted  pre-approval  polices  and procedures  (TYG on July 15, 2004; TYY on April 15, 2005; and TYN on January 19,
2005). Under these policies and procedures,  the Audit Committee of each Company pre-approves (i) the selection of the Company's  independent  registered  public accounting  firm,  (ii) the  engagement  of the  independent  registered  public accounting  firm to provide any  non-audit  services to the  Company,  (iii) the engagement of the independent  registered  public accounting firm to provide any non-audit services to the Advisor or any entity  controlling,  controlled by, or under  common  control with the Advisor that  provides  ongoing  services to the
Company,  if the  engagement  relates  directly to the  operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. With respect to each Company, the Chairman of the Audit Committee of the Company may grant the pre-approval of any  engagement  of  the  independent  registered  public  accounting  firm  for non-audit services of less than $5,000, and such delegated pre-approvals will be presented  to the full Audit  Committee  at its next  meeting for  ratification.
Under  certain  limited  circumstances,  pre-approvals  are not  required  under securities  law  regulations  for certain  non-audit  services  below certain de minimus thresholds.  [Since each Company's respective adoption of these policies and procedures,  the Audit Committee of the Company has  pre-approved  all audit and non-audit  services  provided to the Company by E&Y. None of these  services provided by E&Y were approved by the Audit Committee  pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.]

     In 2007, the Advisor incurred  approximately $10,000 in fees payable to E&Y in connection with  determining the Advisor's  compliance with GIPS standards in
2006,  and in  addition,  in 2006 the  Advisor  paid E&Y fees in the  amount  of
$20,500 in connection with determining the Advisor's compliance with AIMR-PPS(R)
standards in 2005 and 2004, but did not pay E&Y any fees for non-audit  services in 2006 or 2007. These non-audit services were not required to be preapproved by each Company's audit committee.  No entity controlling,  controlled by, or under common  control with the Advisor that  provides  ongoing  services to any of the
Companies, has paid to E&Y or been billed for fees by E&Y for non-audit services rendered to the Advisor or such entity  during the fiscal  years ended  November
30, 2006 and November 30, 2007.

     The Audit Committee of each Company has considered  whether E&Y's provision of  services  (other than audit  services)  to the  Company,  the Advisor or any entity controlling, controlled by, or under

                                       19

common  control  with the  Advisor  that  provides  services  to the  Company is compatible with maintaining E&Y's independence in performing audit services.

                                  OTHER MATTERS

     The Board of Directors of each Company  knows of no other  matters that are intended to be brought  before the meeting.  If other  matters are presented for action,  the  proxies  named in the  enclosed  form of proxy  will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

     Stockholders.  At the record date, each Company had the following number of shares issued and outstanding:

                                   Common Shares                Preferred Shares

         TYG                       [19,087,891]                      [7,400]

         TYY                       [17,406,086]                      [4,400]

         TYN                       [ 4,612,640]                      [  600]

     At December 31,  2007,  each  director  beneficially  owned (as  determined pursuant to Rule 16a-1(a)(2)  under the Exchange Act) shares of each Company and in all Funds  overseen by each  director in the same Fund Complex  having values within the indicated dollar ranges. Other than the Fund Complex, with respect to each Company,  none of the Company's directors who are not interested persons of the  Company,  nor any of  their  immediate  family  members,  has  ever  been a director, officer or employee of the Advisor or its affiliates.

                                                                                           Aggregate Dollar
                                                                                          Range of Holdings
                                                                                          in Funds Overseen
                                                                                            by Director in
     Director               Aggregate Dollar Range of Holdings in the Company (1)          Fund Complex (2)

Interested Persons              TYG                   TYY                  TYN
  H. Kevin Birzer          Over $100,000         Over $100,000        Over $100,000         Over $100,000
  Terry C. Matlack         Over $100,000         Over $100,000        Over $100,000         Over $100,000

Independent Persons
  Conrad S. Ciccotello     $50,001-$100,000      $10,001-$50,000      $10,001-$50,000       Over $100,000
  John R. Graham           Over $100,000         Over $100,000        $10,001-$50,000       Over $100,000
  Charles E. Heath         Over $100,000         Over $100,000        $10,001-$50,000       Over $100,000
-------------------------------

(1)  Based on the closing price of each Company's  common shares on the New York
     Stock Exchange on December 31, 2007.

(2)  Includes  TYG,  TYY,  TYN,  TTO,  TTRF,  TGO and TPZ.  Amounts based on the closing  price  of each  Company's  common  shares  on the New  York  Stock
     Exchange on December 31, 2007,  the closing price of TTO's common shares on the New York  Stock  Exchange  on  December  31,  2007 and the most  recent private  placement  price of the common shares of TTRF and TGO. TPZ has not yet commenced operations.

                                       20

     At [November 30, 2007],  each director,  each officer and the directors and officers as a group,  beneficially  owned (as determined  pursuant to Rule 13d-3 under the Exchange Act) the  following  number of shares of common stock of each
Company (or percentage of outstanding  shares).  Unless otherwise indicated each individual  has sole  investment  and voting  power  with  respect to the shares listed.

Directors and Officers                                 Number of Common Shares                 % of Outstanding Shares
                                                TYG              TYY              TYN         TYG      TYY         TYN
Independent Directors
     Conrad S. Ciccotello                      2,327.55          1,113.29         1,593.82     *        *           *
     John R. Graham                        10,492.49(1)       4,309.79(2)      1,118.95(3)     *        *           *
     Charles E. Heath                       8,000.00(4)       6,300.00(5)      1,014.00(6)     *        *           *

Interested Directors and Officers
     H. Kevin Birzer                      33,718.61(7)       12,944.01(8)      4,111.32(9)     *        *           *
     Terry C. Matlack                     9,678.88(10)       8,387.49(11)     8,413.17(12)     *        *           *
     David J. Schulte                         3,757.66       1,785.33(13)     4,318.95(14)     *        *           *
     Zachary A. Hamel                     4,234.67(15)       4,150.10(16)                0     *        *           *
     Kenneth P. Malvey                    8,469.11(17)       1,327.53(18)     1,469.96(19)     *        *           *

     Directors and Officers as a Group       80,679.69          40,317.54        22,040.17     *        *           *

*Indicates less than 1%.

(1)  Includes 3,000 shares held in the John R. Graham Trust, of which Mr. Graham is the sole  trustee,  and 4,000  shares held by Master  Teachers  Employee
     Benefit  Pension  Trust,  of which Mr.  Graham is the sole  trustee and for which he disclaims beneficial ownership.
(2)  Includes  1,154.81  shares held in the John R. Graham  Trust,  of which Mr.
     Graham  is the sole  trustee.
(3)  All shares held in the John R.  Graham  Trust,  of which Mr.  Graham is the sole trustee.
(4)  All shares  held by the  Charles E. Heath  Trust,  of which Mr.  Heath is a trustee.
(5)  Includes  4,300  shares held by the Charles E. Heath Trust #1, of which Mr.
     Heath is a trustee, and 2,000 shares held by the Charles F. Heath Trust #1,
     Trust B, of which Mr. Heath is a trustee.
(6)  All shares held by the  Charles E. Heath Trust #1, of which Mr.  Heath is a trustee.
(7)  Includes  32,329.90  shares  Mr.  Birzer  holds  jointly  with his wife and
     1,388.71 shares held by Mr. Birzer's children in accounts established under the  Kansas  Uniform  Transfer  to  Minor's  Act for  which his wife is the custodian.
(8)  Includes 12,261.83 shares Mr. Birzer holds jointly with his wife and 682.18 shares held by Mr.  Birzer's  children in  accounts  established  under the
     Kansas Uniform Transfer to Minor's Act for which his wife is the custodian.
(9)  Includes  3,449.79  shares Mr. Birzer owns jointly with his wife and 661.53 shares held by Mr.  Birzer's  children in  accounts  established  under the
     Kansas Uniform Transfer to Minor's Act for which his wife is the custodian.
(10) All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which
     Mr.  Matlack and his wife are  co-trustees  and share voting and investment power with respect to the shares.
(11) Includes  7,965.80  shares  held  in the  Matlack  Living  Trust,  U/A  DTD
     12/30/04,  of which  Mr.  Matlack  and his wife are  co-trustees  and share voting and investment power with respect to the shares.
(12) All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which
     Mr.  Matlack and his wife are  co-trustees  and share voting and investment power with respect to the shares.
(13) Includes  300 shares  held  jointly  with his wife and 200  shares  held in children's  accounts  established  under the  Kansas  Uniform  Transfer  to
     Minor's Act for which his wife is the custodian.
(14) Includes  500 shares  held  jointly  with his wife and 200  shares  held in children's  accounts  established  under the  Kansas  Uniform  Transfer  to
     Minor's Act for which his wife is the custodian.
(15) Includes 220 shares held by Mr.  Hamel's  children in accounts  established under  the  Kansas  Uniform  Transfer  to  Minor's  Act for which he is the custodian.
(16) Includes 150 shares held by Mr.  Hamel's  children in accounts  established under  the  Kansas  Uniform  Transfer  to  Minor's  Act for which he is the custodian.
(17) Includes 834 shares Mr. Malvey holds jointly with his wife; 2,129.48 shares held by Mr.  Malvey's  wife and 121 shares  held by his child in an account established  under the Kansas Uniform  Transfer to Minor's Act for which he is the custodian

                                       21

(18) Includes  500 shares held by Mr.  Malvey's  wife and 100 shares held by his child in an  account  established  under the  Kansas  Uniform  Transfer  to
     Minor's Act for which he is the custodian.
(19) Includes 100 shares held by his child in an account  established  under the
     Kansas Uniform Transfer to Minor's Act for which he is the custodian.

     At December  31,  2007,  to the  knowledge  of TYG, no person held (sole or shared)  power to vote or dispose of more than 5% of the  outstanding  shares of
TYG.  The table below  indicates  the persons  known to TYY and TYN to own 5% or more of their  respective  common shares as of December 31, 2007. The beneficial owner listed below has sole power to vote and dispose of the shares.

                                                     Number of TYY Common              Number of TYN Common
Name and Address                                            Shares              %             Shares             %
----------------                                            ------              -             ------             -
OTR - Nominee Name for The State                          1,300,000            7.5           350,000            7.6
Teachers Retirement Board of Ohio
275 East Broad Street
Columbus, Ohio 43215-3771

     Investment  Advisory  Agreement.  Tortoise  Capital  Advisors,  LLC is each
Company's  investment advisor.  The Advisor's address is 10801 Mastin Boulevard,
Suite 222,  Overland Park,  Kansas 66210. FCM Tortoise,  L.L.C. and KCEP control the Advisor through their equity ownership and management rights in the Advisor.
FCM  Tortoise,  L.L.C.  is an  affiliate  of  Fountain  Capital,  with  the same principals as Fountain Capital,  to which Fountain Capital's  ownership interest in the Advisor has been transferred. This transfer did not result in a change in control of the Advisor.  As of December 31, 2007, the Advisor had  approximately
$2.9 billion of client assets under management.  The Advisor may be contacted at the address listed on the first page of this proxy statement.

     Pursuant to the terms of an Advisory Agreement between TYG and the Advisor, dated February 23, 2004 (the "TYG Advisory Agreement"),  TYG pays to the Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. The
Advisor  contractually  agreed to waive or reimburse  TYG for fees and expenses, including the investment  advisory fee and other expenses in the amount of 0.23%
of the average monthly Managed Assets through February 28, 2006 and 0.10% of the average monthly  Managed Assets through  February 28, 2009. The Advisor does not have the right to recoup any fees waived or  reimbursed  by the Advisor.  In its last fiscal year, TYG incurred  $10,571,172 in net fees due to the Advisor under the TYG Advisory Agreement.

     Pursuant to the terms of an Advisory Agreement between TYY and the Advisor, dated  May 1,  2005  (the "TYY  Advisory  Agreement"),  TYY paid to the  Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 0.90% of the  Company's  average  monthly  Managed  Assets until May 31, 2006.  Since June 1, 2006,  TYY pays to the Advisor a fee equal on an annual basis to 0.95%  annually of TYY's average  monthly  Managed Assets for such services.  In its last fiscal year, TYY incurred  $8,493,246 in fees due to the Advisor under the TYY Advisory Agreement.

     Pursuant to the terms of an Advisory Agreement between TYN and the Advisor, dated October 31, 2005 (the "TYN Advisory  Agreement"),  TYN pays to the Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 1.00% of TYN's average monthly Managed Assets. The Advisor contractually agreed to waive or reimburse TYN for fees and expenses,  including the  investment  advisory fee and expenses in an amount equal on an annual basis to 0.25% of the average monthly Managed Assets through October 31, 2006. For the
period  from   November  1,  2006  through   December  31,  2007,   the  Advisor
contractually agreed to waive a portion of the fee equal to 0.20% of the average monthly Managed Assets. For the period from January 1, 2008 through December 31,
2008, the Advisor has  contractually  agreed to waive a portion of the fee equal to 0.15% of the average  monthly  Managed  Assets.  In its last fiscal year, TYN incurred  $1,818,903  in net  fees due to the  Advisor  under  the TYN  Advisory
Agreement.

                                       22

     With respect to each  Company,  "Managed  Assets" means the total assets of the Company  (including  any assets  attributable  to  leverage)  minus  accrued liabilities  other than (1) deferred  taxes or debt entered into for the purpose of leverage and (2) the  aggregate  liquidation  preference  of any  outstanding preferred shares.

     The Advisor is controlled  directly or indirectly by David J. Schulte,  CEO and President of each Company; Terry Matlack, a director and the Chief Financial
Officer and Assistant Treasurer of each Company;  H. Kevin Birzer,  director and
Chairman of the Board of each Company,  Zachary A. Hamel,  Senior Vice President of each Company,  and Kenneth P. Malvey,  Senior Vice President and Treasurer of
each Company, among others.

     How Proxies Will Be Voted. All proxies  solicited by the Board of Directors of each Company that are  properly  executed and received  prior to the meeting, and that are not revoked,  will be voted at the meeting.  Shares  represented by those proxies will be voted in accordance  with the  instructions  marked on the proxy.  If no instructions  are specified,  shares will be counted as a vote FOR the proposals described in this proxy statement.

     How To Vote. Complete,  sign and date the enclosed proxy card and return it in the enclosed envelope or attend the Annual Meeting and vote in person.

     Expenses and Solicitation of Proxies.  The expenses of preparing,  printing and mailing the  enclosed  proxy card,  the  accompanying  notice and this proxy statement and all other costs,  in connection  with the  solicitation of proxies will be borne  by the  Companies  on a pro rata  basis.  Each  Company  may also reimburse banks,  brokers and others for their reasonable expenses in forwarding proxy  solicitation  material to the beneficial owners of shares of the Company.
In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail,  telephone,  telegraph,  facsimile or personal interview by representatives of the Company, the Advisor, the Company's transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by any Company, the costs associated with all proxy solicitation are not  anticipated  to  exceed  $35,000.  None  of  the  Companies  will  pay  any representatives  of the Company or the Advisor any additional  compensation  for their efforts to supplement proxy solicitation.

     Revoking a Proxy.  With respect to each Company,  at any time before it has been voted,  you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company's offices located at 10801 Mastin  Boulevard,  Suite 222, Overland Park, Kansas 66210; (2)
properly  executing  and  sending a  later-dated  proxy;  or (3)  attending  the meeting,  requesting  return of any previously  delivered  proxy,  and voting in person.

     Quorum. With respect to each Company, the presence,  in person or by proxy, of holders of shares  entitled  to cast a majority  of the votes  entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum,  shares  present at the annual meeting that are not voted, or abstentions,  and broker  non-votes (which occur when a broker has not  received  directions  from  customers  and does not have  discretionary authority  to vote the  customers'  shares)  will be treated as shares  that are present at the meeting but have not been voted.

     With  respect to each  Company,  if a quorum is not present in person or by proxy at the meeting,  the chairman of the meeting or the stockholders  entitled to vote at such  meeting,  present  in  person  or by  proxy,  have the power to adjourn the meeting to a date not more than 120 days after the  original  record date without notice other than announcement at the meeting.

                                       23

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Company's  directors and officers,  the Advisor,  affiliated persons of the
Advisor and persons who own more than 10% of a registered class of the Company's equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the  Company's  shares with the
SEC and the New York Stock Exchange.  Those persons and entities are required by
SEC  regulations  to furnish the  applicable  Company with copies of all Section
16(a)  forms  they  file.  Based on a review  of those  forms  furnished  to the
Company, each Company believes that its directors and officers,  the Advisor and affiliated  persons of the Advisor have  complied  with all  applicable  Section
16(a) filing  requirements  during the last fiscal year, except as follows:  Mr.
Birzer was late in filing three reports on Form 4 for transactions in TYG common shares  consisting  of  automatic  reinvestment  of  dividends  by  brokers  not participating in the TYG dividend  reinvestment plan for his accounts on June 4,
2007,  June 12, 2007 and September 5, 2007, and for his  children's  accounts on
June 12, 2007.  These  transactions  were reported on a Form 4 filed on November
26, 2007. Mr. Malvey was late in filing three reports on Form 4 for transactions in TYG common shares consisting of the liquidation of a fractional share on June
15,  2007 and on July 12,  2007 by brokers in  connection  with the  transfer of brokerage accounts,  and the automatic reinvestment of dividends by a broker not participating in the TYG dividend  reinvestment plan on September 5, 2007. These transactions were reported on a Form 4 filed on November 26, 2007. Mr. Hamel was late in filing three reports for transactions in TYG common shares consisting of the liquidation of a fractional  share on May 29, 2007 by a broker in connection with the transfer of a brokerage account, an automatic reinvestment of dividends on June 12, 2007 by a broker not participating in the TYG dividend  reinvestment plan in his account being  transferred  and the  liquidation on June 13, 2007 of the fractional share resulting from such dividend  reinvestment in such account.
These  transactions  were  reported on a Form 5 filed on January 4, 2008. To the knowledge of management of each Company,  no person is the beneficial  owner (as defined in Rule  16a-1  under the  Exchange  Act) of more than 10% of a class of such Company's equity securities.

                                  ADMINISTRATOR

     TYG and TYY  have  each  entered  into  administration  agreements  with US
Bancorp Fund Services,  LLC whose principal  business address is 615 E. Michigan
Street, Milwaukee, Wisconsin 53202.

     TYN has  entered  into an  administration  agreement  with SEI  Investments
Mutual Funds Services,  whose principal  business  address is One Freedom Valley
Drive, Oaks, Pennsylvania 19456.

                           STOCKHOLDER COMMUNICATIONS

     Stockholders are able to send  communications  to the Board of Directors of each  Company.  Communications  should  be  addressed  to the  Secretary  of the applicable  Company at its principal  offices at 10801 Mastin  Boulevard,  Suite
222, Overland Park, Kansas 66210. The Secretary will forward any  communications received directly to the Board of Directors.

        STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2008 ANNUAL MEETING

     Method for Including  Proposals in a Company's Proxy  Statement.  Under the
rules of the SEC, if you want to have a proposal  included in a Company's  proxy statement  for its next annual  meeting of  stockholders,  that proposal must be received by the Secretary of the Company at 10801 Mastin  Boulevard,  Suite 222,
Overland  Park,  Kansas  66210,  not  later  than  5:00  p.m.,  Central  Time on
___________, 2008. Such proposal must comply with all applicable requirements of
Rule 14a-8 of the Exchange  Act.  Timely  submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

                                       24

     Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Company's next annual meeting of stockholders but do not want those items  included in our proxy  statement,  you must comply with the advance  notice  provision of the  Company's  Bylaws.  Under each  Company's
Bylaws,  nominations for director or other business proposals to be addressed at the Company's next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 10801 Mastin  Boulevard,  Suite 222,
Overland Park, Kansas 66210, no earlier than _____________,  2008 nor later than
5:00 p.m.  Central  Time on  ___________,  2008.  The  stockholder  must satisfy certain  requirements  set forth in the  Company's  Bylaws and the  notice  must contain specific  information  required by the Company's Bylaws. With respect to nominees for director,  the notice must include,  among other things,  the name, age, business address and residence address of any nominee for director, certain information  regarding such person's  ownership of Company shares, and all other information  relating  to  the  nominee  as  is  required  to  be  disclosed  in solicitations  of proxies in an  election  contest or as  otherwise  required by
Regulation  14A under the Exchange  Act.  With  respect to other  business to be brought  before the  meeting,  a notice  must  include,  among other  things,  a description  of the business and any material  interest in such  business by the
stockholder  and  certain  associated   persons  proposing  the  business.   Any
stockholder  wishing to make a  proposal  should  carefully  read and review the applicable  Company's Bylaws. A copy of each Company's Bylaws may be obtained by contacting  the  Secretary  of the Company at  1-866-362-9331  or by writing the
Secretary of the Company at 10801 Mastin  Boulevard,  Suite 222,  Overland Park,
Kansas 66210. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

     These advance notice  provisions are in addition to, and separate from, the requirements  that a stockholder must meet in order to have a proposal  included in any Company's proxy statement under the rules of the SEC.

     A proxy granted by a stockholder will give  discretionary  authority to the proxies to vote on any matters  introduced  pursuant to the above advance notice
Bylaw provisions, subject to applicable rules of the SEC.

                                       By Order of the Board of Directors

                                       Connie J. Savage
                                       Secretary

January __, 2008

                                       25

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
[Tortoise Logo]
________________________________________________________________________________

Proxy -- Tortoise Energy Infrastructure Corporation
________________________________________________________________________________

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 21, 2008

The undersigned holder of shares of Tortoise Energy  Infrastructure  Corporation appoints  David J. Schulte and Terry C.  Matlack,  or either of them,  each with power of  substitution,  to vote all shares that the  undersigned is entitled to vote at the annual meeting of  stockholders  of Tortoise  Energy  Infrastructure
Corporation to be held on April 21, 2008 and at any adjournments thereof, as set forth on the reverse side of this card, and in their  discretion  upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT.  PLEASE MARK,  SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)
________________________________________________________________________________

Using a black ink pen, mark your votes with an X as shown in [ X ]
this example.  Please do not write outside the designated areas.
________________________________________________________________________________
Annual Meeting Proxy Card
________________________________________________________________________________

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.  Election of Directors - The Board of  Directors  recommends a vote "FOR" the
Nominee below.
1. Nominee:
                                        FOR               WITHHOLD
   Conrad S. Ciccotello                [   ]               [   ]

B.  Issues - The Board of  Directors  recommends  a vote "FOR" the  Proposal and
Ratification below.
2. Approval of the Company's sale of common shares below Net Asset Value ("NAV")
subject to all of the following conditions being met: (1) the per share offering price, before deduction of underwriting fees, commissions and offering expenses, will  not be less  than the NAV per  share of the  Company's  common  stock,  as determined  at any time  within two  business  days prior to the  pricing of the common stock to be sold in the offering; (2) immediately following the offering, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company's  common  stock,  as determined at any time within two business  days prior to the  pricing of the common  stock to be sold,  would not have  been  diluted  by  greater  than a total of 1% of the NAV per share of all outstanding  common  stock;  and (3) a  majority  of the  Company's  independent directors makes a determination,  based on information and a recommendation from
the  Company's  investment  advisor,   that  they  reasonably  expect  that  the
investment(s)  to be made with the net proceeds of such  issuance will lead to a long-term increase in distribution growth.

FOR      AGAINST  ABSTAIN

[  ]     [   ]    [   ]

3.  Ratification  of Ernst & Young LLP as the Company's  independent  registered public accounting firm to audit the financial  statements of the Company for the fiscal year ending November 30, 2008:

FOR      AGAINST  ABSTAIN

[  ]     [   ]    [   ]

C.  Non-Voting Issues
Change of Name or Address - Please print new information below.     Meeting Attendance
------------------------------------------------------------------
                                                                    Mark box to the right
                                                                    if you plan to attend    [  ]
                                                                    the Annual Meeting.
------------------------------------------------------------------

D.  Authorized  Signatures - This section must be completed  for your vote to be counted.  - Date and Sign Below
Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Date (mm/dd/yyyy) -              Signature 1 - Please keep signature         Signature 2 - Please keep signature
Please print date below          within the box.                             within the box.
---------------------------      ---------------------------------------     -------------------------------------------
       /          /
---------------------------      ---------------------------------------     -------------------------------------------

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
[Tortoise Logo]
________________________________________________________________________________

Proxy -- Tortoise Energy Capital Corporation
________________________________________________________________________________

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 21, 2008

The undersigned holder of shares of Tortoise Energy Capital Corporation appoints
David J.  Schulte and Terry C.  Matlack,  or either of them,  each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure  Corporation to
be held on April 21, 2008 and at any adjournments  thereof,  as set forth on the reverse side of this card, and in their  discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT.  PLEASE MARK,  SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)
________________________________________________________________________________

Using a black ink pen, mark your votes with an X as shown in [ X ]
this example.  Please do not write outside the designated areas.

________________________________________________________________________________
Annual Meeting Proxy Card
________________________________________________________________________________

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
                               ENCLOSED ENVELOPE.
----------------------------------------------------------------------------------------------------------------------------------------------------
This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.  Election of Directors - The Board of  Directors  recommends a vote "FOR" the
Nominee below.
1. Nominee:
                                         FOR               WITHHOLD
    Conrad S. Ciccotello                [   ]               [   ]

B.  Issues - The Board of  Directors  recommends  a vote "FOR" the  Proposal and
Ratification below.
2. Approval of the Company's sale of common shares below Net Asset Value ("NAV")
subject to all of the following conditions being met: (1) the per share offering price, before deduction of underwriting fees, commissions and offering expenses, will  not be less  than the NAV per  share of the  Company's  common  stock,  as determined  at any time  within two  business  days prior to the  pricing of the common stock to be sold in the offering; (2) immediately following the offering, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company's  common  stock,  as determined at any time within two business  days prior to the  pricing of the common  stock to be sold,  would not have  been  diluted  by  greater  than a total of 1% of the NAV per share of all outstanding  common  stock;  and (3) a  majority  of the  Company's  independent directors makes a determination,  based on information and a recommendation from
the  Company's  investment  advisor,   that  they  reasonably  expect  that  the
investment(s)  to be made with the net proceeds of such  issuance will lead to a long-term increase in distribution growth.

FOR     AGAINST  ABSTAIN

[  ]    [   ]    [   ]

3.  Ratification  of Ernst & Young LLP as the Company's  independent  registered public accounting firm to audit the financial  statements of the Company for the fiscal year ending November 30, 2008:

FOR      AGAINST  ABSTAIN

[   ]    [   ]    [   ]

C.  Non-Voting Issues
Change of Name or Address - Please print new information below.     Meeting Attendance
------------------------------------------------------------------
                                                                    Mark box to the right
                                                                    if you plan to attend    [  ]
                                                                    the Annual Meeting.
------------------------------------------------------------------

D.  Authorized  Signatures - This section must be completed  for your vote to be counted.  - Date and Sign Below
Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Date (mm/dd/yyyy) -              Signature 1 - Please keep signature         Signature 2 - Please keep signature
Please print date below          within the box.                             within the box.
---------------------------      ---------------------------------------     -------------------------------------------
       /          /
---------------------------      ---------------------------------------     -------------------------------------------

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
[Tortoise Logo]
________________________________________________________________________________

Proxy -- Tortoise North American Energy Corporation
________________________________________________________________________________

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 21, 2008

The undersigned  holder of shares of Tortoise North American Energy  Corporation appoints  David J. Schulte and Terry C.  Matlack,  or either of them,  each with power of  substitution,  to vote all shares that the  undersigned is entitled to vote at the annual meeting of  stockholders  of Tortoise  Energy  Infrastructure
Corporation to be held on April 21, 2008 and at any adjournments thereof, as set forth on the reverse side of this card, and in their  discretion  upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT.  PLEASE MARK,  SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)
________________________________________________________________________________

Using a black ink pen, mark your votes with an X as shown in [ X ]
this example.  Please do not write outside the designated areas.

________________________________________________________________________________
Annual Meeting Proxy Card
________________________________________________________________________________

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE
                               ENCLOSED ENVELOPE.
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This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.  Election of Directors - The Board of  Directors  recommends a vote "FOR" the
Nominee below. 1. Nominee:
                                            FOR               WITHHOLD
       Conrad S. Ciccotello                [   ]               [   ]

B . Issues - The Board of  Directors  recommends  a vote "FOR" the  Proposal and
Ratification below.
2. Approval of the Company's sale of common shares below Net Asset Value ("NAV")
subject to all of the following conditions being met: (1) the per share offering price, before deduction of underwriting fees, commissions and offering expenses, will  not be less  than the NAV per  share of the  Company's  common  stock,  as determined  at any time  within two  business  days prior to the  pricing of the common stock to be sold in the offering; (2) immediately following the offering, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company's  common  stock,  as determined at any time within two business  days prior to the  pricing of the common  stock to be sold,  would not have  been  diluted  by  greater  than a total of 1% of the NAV per share of all outstanding  common  stock;  and (3) a  majority  of the  Company's  independent directors makes a determination,  based on information and a recommendation from
the  Company's  investment  advisor,   that  they  reasonably  expect  that  the
investment(s)  to be made with the net proceeds of such  issuance will lead to a long-term increase in distribution growth.

FOR     AGAINST  ABSTAIN

[  ]    [   ]    [   ]

3.  Ratification  of Ernst & Young LLP as the Company's  independent  registered public accounting firm to audit the financial  statements of the Company for the fiscal year ending November 30, 2008:

FOR      AGAINST  ABSTAIN

[   ]    [   ]    [   ]

C.  Non-Voting Issues
Change of Name or Address - Please print new information below.     Meeting Attendance
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                                                                    Mark box to the right
                                                                    if you plan to attend    [  ]
                                                                    the Annual Meeting.
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D.  Authorized  Signatures - This section must be completed  for your vote to be counted.  - Date and Sign Below
Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Date (mm/dd/yyyy) -              Signature 1 - Please keep signature         Signature 2 - Please keep signature
Please print date below          within the box.                             within the box.
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